UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 9, 2022

The Marygold Companies, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-29913	90-1133909
(Commission File Number)	(IRS Employer Identification No.)

120 Calle Iglesia, Unit B
San Clemente, CA, 92672

(Address of Principal Executive Offices)

Tel. (949) 429-5370

(Registrant’s Telephone Number, Including Area Code)

Concierge Technologies, Inc.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of Common Stock, par value $0.001 per share	MGLD	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Underwriting Agreement

On March 9, 2022, The Marygold Companies, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) between the Company and Maxim Group LLC (the “Underwriter”), relating to the Company’s upsized underwritten public offering (the “Offering”) of 1,650,000 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”). The Offering was made pursuant to (i) the Company’s registration statement on Form S-1 (File No. 333-261522), previously filed with Securities Exchange Commission (SEC) and subsequently declared effective by the SEC on March 9, 2022 and (ii) the Company’s registration statement on Form S-1 (File No. 333-263406) filed by the Company with the SEC under Rule 462(b) of the Securities Act of 1933, as amended, which became effective upon its filing on March 9, 2022. A final prospectus relating to the offering was filed with the SEC on March 11, 2022.

Pursuant to the Underwriting Agreement, the public offering price was $2.00 per Share, and the Underwriter purchased the Shares at a 7.0% discount to the public offering price. The Company granted the Underwriter the option to purchase, within 45 days from the date of the Underwriting Agreement, an additional 247,500 shares of Common Stock at the same price per share as the Shares (the “Over-Allotment Option”), which the Underwriter exercised in full on March 11, 2022. Maxim Group LLC acted as sole book-running manager for the Offering.

The Underwriting Agreement includes customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriter, including liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions. In addition, pursuant to the terms of the Underwriting Agreement and related “lock-up” agreements, the Company, each director and executive officer of the Company and certain significant stockholders of the Company have agreed not to sell, transfer or otherwise dispose of securities of the Company, without the prior written consent of the Underwriter, for a 180-day period, subject to certain limitations therein.

In exchange for the Underwriter’s services, the Company agreed to (i) sell the Common Stock to the Underwriter at a purchase price of $1.86 per share of Common Stock, reflecting the underwriting discount of 7%, and (ii) issue the Underwriter (or its designees) the Warrants to purchase shares of Common Stock equal to 5.0% of the aggregate number of shares of Common Stock sold in the Offering, along with associated registration rights (the “Underwriter’s Warrants”).

On March 14, 2022, the Offering closed resulting in the Company selling a total of 1,897,500 shares of common stock, including 247,500 shares sold pursuant to the full exercise of the Underwriter’s over-allotment option, for gross proceeds of $3,795,000, before deducting underwriting discounts, commissions, and other estimated offering expenses. The Company intends to use the net proceeds of this Offering to provide funding for the following purposes: debt repayment, product launches, fund development and working capital.

The Underwriting Agreement is included as an exhibit to this Current Report on Form 8-K to provide investors and security holders with information regarding its terms. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement and may be subject to limitations agreed upon by the contracting parties.

The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Underwriter’s Warrants

On March 14, 2022, pursuant to the Underwriting Agreement, the Company issued the Underwriter’s Warrants to purchase up to an aggregate of 82,500 shares of Common Stock. The Underwriter’s Warrants may be exercised beginning on September 14, 2022, which is the date that is 180 days after the commencement of sales of the Shares issued in connection with the Offering, and expire on March 14, 2027, which is five years from their initial issuance date. The initial exercise price of each Underwriter’s Warrant is $2.40 per share, which represents 120% of the public offering price. Pursuant to FINRA rules, the Underwriter’s Warrants are subject to a lock-up agreement pursuant to which the Underwriter will not sell, transfer, assign, pledge, or hypothecate the Underwriter’s Warrants or the securities underlying the Underwriter’s Warrants, nor will it engage in any hedging, short sale, derivative, put, or call transaction that would result in the effective economic disposition of the Underwriter’s Warrants or the underlying securities for a period of 180 days from the date of commencement of sales of the Shares issued in connection with this Offering.

The foregoing description of the Representative’s Warrants is qualified in its entirety by reference to the full text of the form of Underwriter’s Warrant, a copy of which is attached as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On March 9, 2022, and March 14, 2022, the Company issued press releases announcing the pricing of the Offering and the closing of the Offering, respectively. In addition, in the press release issued on March 9, 2022, the Company announced the effectiveness as of March 10, 2022, of its change of name, ticker symbol and URL. Copies of the press releases are furnished as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

The information disclosed under this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, is being furnished for informational purposes only and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference in any filing under the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibit

1.1	Underwriting Agreement, dated March 9, 2022, between the Company and Maxim Group LLC
4.1	Form of Underwriter’s Warrant
99.1	Press release dated March 9, 2022
99.2	Press release dated March 14, 2022

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 15, 2022

THE MARYGOLD COMPANIES, INC.

/s/ Nicholas Gerber
Nicholas Gerber
Chief Executive Officer